UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Table of Contents

First Trust Senior Floating Rate Income Fund II (FCT)

Semi-Annual Report

November 30, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit https://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at https://www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of the relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust Senior Floating Rate Income Fund II (FCT)

Semi-Annual Letter from the Chairman and CEO

November 30, 2017

Dear Shareholders:

Thank you for your investment in First Trust Senior Floating Rate Income Fund II.

First Trust is pleased to provide you with the semi-annual report which contains detailed information about your investment for the 6 months ended November 30, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first 10 months of the Trump presidency. We believe several factors over the past several months have pointed to an accelerating economy. From November 8, 2016 (Election Day 2016) through November 30, 2017, the S&P 500® Index (the “Index”) posted a total return of 26.49%, according to Bloomberg. In addition, all 11 Index sectors were up on a total return basis. Since the beginning of 2017 through November 30, 2017, the Index has closed its trading sessions at all-time highs on 57 occasions and has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

Halfway through the fourth quarter, monthly data releases show real gross domestic product (“GDP”) growing at an approximate 3% annual rate. If that holds, it would make for three consecutive quarters of growth at 3% or higher. The last time that happened was 2004. While we remain optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how markets will perform in different economic environments.

We believe that you should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees

Chief Executive Officer of First Trust Advisors L.P

First Trust Senior Floating Rate Income Fund II (FCT)

“AT A GLANCE”

As of November 30, 2017 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$12.91
Common Share Net Asset Value (“NAV”)	$14.07
Premium (Discount) to NAV	(8.24)%
Net Assets Applicable to Common Shares	$375,618,881
Current Monthly Distribution per Common Share(1)	$0.0635
Current Annualized Distribution per Common Share	$0.7620
Current Distribution Rate on Common Share Price(2)	5.90%
Current Distribution Rate on NAV(2)	5.42%

Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Return
	6 Months Ended 11/30/2017	1 Year Ended 11/30/2017	5 Years Ended 11/30/2017	10 Years Ended 11/30/2017	Inception (5/25/2004) to 11/30/2017
Fund Performance(3)
NAV	1.50%	5.12%	5.37%	4.35%	4.34%
Market Value	-2.36%	-0.61%	3.14%	4.70%	3.32%
Index Performance
S&P/LSTA Leveraged Loan Index	1.72%	4.91%	4.11%	4.84%	4.80%

(1)	Most recent distribution paid or declared through 11/30/2017. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2017. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)

“AT A GLANCE” (Continued)

As of November 30, 2017 (Unaudited)

Credit Quality (S&P Ratings)(4)	% of Senior Loans and other Debt Securities(5)
BBB-	4.8%
BB+	2.1
BB	7.5
BB-	23.9
B+	19.7
B	20.8
B-	10.3
CCC+	3.5
CCC	3.6
CCC-	0.9
D	1.3
Privately rated (6)	0.2
Not Rated	1.4
Total	100.0%

Industry Classification	% of Senior Loans and other Securities(5)
Hotels, Restaurants & Leisure	18.4%
Health Care Providers & Services	17.4
Software	9.9
Pharmaceuticals	7.0
Media	4.3
Food & Staples Retailing	4.0
Diversified Financial Services	3.7
Life Sciences Tools & Services	3.4
Electric Utilities	3.3
Containers & Packaging	3.2
Professional Services	3.1
Diversified Telecommunication Services	2.7
Food Products	2.5
Insurance	2.2
Capital Markets	2.0
Technology Hardware, Storage & Peripherals	2.0
Specialty Retail	1.4
Commercial Services & Supplies	1.4
Diversified Consumer Services	1.3
Health Care Equipment & Supplies	1.2
Building Products	1.2
Semiconductors & Semiconductor Equipment	0.8
Auto Components	0.6
Aerospace & Defense	0.5
Oil, Gas & Consumable Fuels	0.5
Chemicals	0.5
Health Care Technology	0.4
Independent Power and Renewable Electricity
Producers	0.4
Real Estate Management & Development	0.3
Machinery	0.2
Trading Companies & Distributors	0.1
Construction Materials	0.1
Industrial Conglomerates	0.0*
Total	100.0%

Top 10 Issuers	% of Senior Loans and other Securities(5)
MultiPlan, Inc. (MPH Acquisition Holdings LLC)	3.2%
Portillo’s Holdings LLC	3.0
Caesars Growth Partners LLC	2.9
Energy Future Intermediate Holding Co.	2.9
Caesars Entertainment Resort Properties LLC	2.8
BMC Software Finance, Inc.	2.7
Valeant Pharmaceuticals International, Inc.	2.5
Reynolds Group Holdings, Inc.	2.5
Amaya Holdings B.V.	2.4
CHS/Community Health Systems, Inc.	2.3
Total	27.2%

* Amount is less than 0.1%.

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.
(6)	Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

Portfolio Commentary

First Trust Senior Floating Rate Income Fund II (FCT)

Semi-Annual Report

November 30, 2017 (Unaudited)

Advisor

The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 14 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2017, the First Trust Leveraged Finance Team managed or supervised approximately $4.0 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.

Portfolio Management Team

William Housey, CFA – Senior Vice President, Senior Portfolio Manager

Scott D. Fries, CFA – Senior Vice President, Portfolio Manager

Commentary

First Trust Senior Floating Rate Income Fund II

The primary investment objective of First Trust Senior Floating Rate Income Fund II (“FCT” or the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives through investment in a portfolio of senior secured floating-rate loan interests (“senior loans”). At least 80% of the Fund’s managed assets are generally invested in lower grade debt instruments. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund may not be appropriate for all investors.

Market Recap

The six-month period ended November 30, 2017 was relatively stable in the senior loan and high-yield bond markets. The S&P/LSTA Leveraged Loan Index (the “Index”) generated positive returns in four of the six months and returned 1.72% during the period. Similarly, the ICE BofAML US High Yield Constrained Index also experienced positive returns in four of the six months, and produced a total return of 2.27% during the period. This compares to the 10.89% total return for the S&P 500® Index for the same period.

From a credit quality perspective, lower rated issues experienced the strongest returns during the period within the senior loan market. Lower quality CCC rated issues returned 2.06%, outperforming the 1.89% return for B rated issues and the 1.77% return for BB rated issues. The average price of senior loans in the market softened modestly, entering the period at $98.33 and ending the period at $97.98. Senior loan spreads over 3-month London Interbank Offered Rate (“LIBOR”) remained largely unchanged as well, entering the six-month period at L+413 and ending the period at L+410. During the same period, 3-month LIBOR increased approximately 28 basis points (“bps”) to 1.49%, which mitigated the senior loan market’s modest spread tightening.

Default Rates

The last 12 months (“LTM”) default rate within the Index entered the period at 1.42% and ended the period at 1.95%. The current LTM default rate remains well below the 3.03% long-term average default rate for the asset class (March 1999 – November 2017). The low corporate default rate has largely been driven by a stabilization in commodity prices as defaults in the oil & gas and nonferrous metals/minerals sectors have slowed. We continue to believe the low default rates in both senior loans and high-yield bonds are reflective of the relatively sound financial condition of most companies, the lack of near-term debt maturities, and the strong backdrop of a healthy macroeconomic environment.

Performance Analysis

The Fund’s performance was in line with that of the Index on a net asset value (“NAV”) basis for the six-month period ended November 30, 2017. The Fund generated a NAV return1 of 1.50% and a market price return1 of -2.36%, while the Index returned 1.72%. The Fund’s market price return was negatively impacted by the Fund’s discount to NAV widening over the six-month period. At the start of the period, the Fund’s market price was at a 4.62% discount to NAV, and moved to an 8.24% discount to NAV by the end of the period, a widening of 362 bps. This widening was experienced by most closed-end funds in the market and may have been driven by investors selling prior to year-end for tax purposes.

[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

Semi-Annual Report

November 30, 2017 (Unaudited)

From an income perspective, the monthly distribution rate declined modestly during the period from $0.0663 per share to $0.0635 per share. The annualized distribution rate as of November 30, 2017, assuming a $0.0635 per share monthly distribution rate, was 5.42% at NAV and 5.90% at market price.

The largest contributing factor to the Fund’s performance relative to the Index over the period was the Fund’s use of leverage as the Index outperformed the cost of borrowing. Leverage began the period at 27.69% and ended the period at 30.26% of managed assets. Additionally, the Fund’s high-yield bond exposure contributed positively to returns as high-yield bonds outperformed senior loans in the period. The Fund’s high-yield bond allocation increased from 3.84% to 5.52% during the period. More than offsetting these factors was the Fund’s selection within the Retail industry, including the Food/Drug Retail industry. Specifically, overweight positions in Toys R Us, BJ’s Wholesale Club and Albertsons Companies LLC detracted from performance during the period. The Food/Drug Retail industry lagged the overall return of the Index as sentiment turned negative due to growing competition from e-commerce companies, namely Amazon. As for Toys R Us, the company filed an unexpected bankruptcy to address its balance sheet at the end of September 2017.

Market and Fund Outlook

We believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher through 2018. Importantly, the default rate for senior loans remains low at 1.95% and we believe it is likely to remain low given the overall health of the U.S. economy. This remains below the long-term average default rate of 3.03% (March 1999 – November 2017).

We believe that the favorable backdrop for the macro economy will persist for the near to intermediate term and that we are in a healthy part of the economic cycle to own senior loans and high-yield bonds. We also believe that the current cycle continues to have a long runway. Specifically, we believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate are well positioned as we move through 2018. We also believe that high-yield bonds should continue to perform well given their mid-cycle valuations and declining default rate. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)		Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 135.5%
	Aerospace & Defense – 0.8%
$ 1,843,360	Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.24%		06/09/23	$ 1,843,544
992,644	Transdigm, Inc., Term Loan F, 3 Mo. LIBOR + 3.00%, 0.00% Floor	4.33%		06/09/23	992,744

					2,836,288

	Agricultural Products – 0.1%
198,948	Dole Foods Co., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.99%-4.06%		04/06/24	199,582
9,726	Dole Foods Co., Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	4.08%		04/06/24	9,757
14	Dole Foods Co., Term Loan B, Prime + 1.75%	6.00%		04/06/24	14

					209,353

	Alternative Carriers – 0.7%
2,678,397	Level 3 Financing, Inc., Tranche B 2024 Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	3.70%		02/22/24	2,675,049

	Application Software – 5.9%
1,641,600	CCC Information Resources, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.35%		03/31/24	1,643,652
782,035	Hyland Software, Term-3 Loans, 1 Mo. LIBOR + 3.25%, 0.75% Floor	4.60%		07/01/22	788,878
989,453	Infor (US), Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	4.08%		02/02/22	988,008
2,651,378	Informatica Corp. (Ithacalux S.A.R.L), Dollar Term Loan, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.83%		08/05/22	2,656,575
5,387,485	JDA Software Group (RP Crown Parent, Inc.), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.35%		10/12/23	5,418,463
6,703	Kronos, Inc., Term Loan B, 2 Mo. LIBOR + 3.50%, 1.00% Floor	4.84%		11/01/23	6,734
2,661,171	Kronos, Inc., Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.90%		11/01/23	2,673,226
440,831	LANDesk Software, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.60%		01/18/24	426,283
128,978	Micro Focus International (MA Finance LLC), MA Finance TLB3, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.06%		04/18/24	129,179
871,022	Micro Focus International (MA Finance LLC), Seattle Spinco TLB, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.06%		04/18/24	872,381
440,199	Mitchell International, Inc., Delayed Draw Term Loan (d)	0.00	% (e)	11/30/24	440,199
5,458,468	Mitchell International, Inc., Term Loan B, 2 Mo. LIBOR + 3.25%, 0.00% Floor	4.61%		11/30/24	5,458,468
798,000	Qlik Technologies (Project Alpha Intermediate Holdings, Inc.), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	5.04%		04/26/24	780,045

					22,282,091

	Asset Management & Custody Banks – 2.9%
752,487	American Beacon Advisors, Inc. (Resolute Investment Managers), Term Loan B, 2 Mo. LIBOR + 3.25%, 1.00% Floor	4.58%		04/30/22	760,952
798,000	First Eagle Investment Management, Term Loan B, 2 Mo. LIBOR + 3.00%, 0.75% Floor	4.36%		12/01/22	803,985
1,296,405	Guggenheim Partners Investment Management Holdings LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	4.10%		07/22/23	1,293,709
420,792	Mondrian Investment Partners Ltd. (MIPL Group Ltd.), Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.33%		03/09/20	420,792
3,997,575	Victory Capital Holdings (VCH Holdings LLC), Initial Term Loan , 3 Mo. LIBOR + 5.25%, 1.00% Floor	6.58%		10/29/21	4,047,545
3,630,900	Virtus Investment Partners, Inc., Term Loan B, 3 Mo. LIBOR + 3.50%, 0.75% Floor	4.82%		03/02/24	3,667,209

					10,994,192

Page 6	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Auto Parts & Equipment – 0.9%
$2,036,867	Gates Global, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.39%	03/31/24	$2,047,051
1,243,532	Tower Automotive Holdings USA LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.00%	03/06/24	1,247,424

				3,294,475

	Automotive Retail – 0.4%
1,603,596	KAR Auction Services, Inc., Term Loan B5, 3 Mo. LIBOR + 2.50%, 0.00% Floor	3.88%	03/09/23	1,612,287

	Broadcasting – 3.3%
2,672,149	Cumulus Media Holdings, Inc., Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor (f)	4.60%	12/23/20	2,308,069
33,652	Nexstar Broadcasting, Inc., Mission Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	3.74%	01/17/24	33,736
265,903	Nexstar Broadcasting, Inc., Nexstar Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	3.74%	01/17/24	266,568
567,379	Tribune Media Co., Extended Term Loan C, 1 Mo. LIBOR + 3.00%, 0.75% Floor	4.35%	01/31/24	568,230
45,522	Tribune Media Co., Term B Loan, 1 Mo. LIBOR + 3.00%, 0.75% Floor	4.35%	12/27/20	45,542
9,414,088	Univision Communications, Inc., Term Loan C5, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.10%	03/15/24	9,343,483

				12,565,628

	Building Products – 1.8%
189,810	Beacon Roofing Supply, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.62%	01/02/25	190,167
191,104	Jeld-Wen, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor .	4.33%	07/01/22	192,298
6,207,636	Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.10%	11/15/23	6,220,548

				6,603,013

	Cable & Satellite – 0.6%
326,484	Cablevision Systems Corp. (CSC Holdings, Inc.), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.51%	07/17/25	324,444
410,438	Mediacom Broadband LLC, Term Loan K, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.46%	02/15/24	410,951
1,107,692	UPC Financing Partnership, Term Loan AR, 1 Mo. LIBOR + 2.50%, 0.00% Floor	3.75%	01/15/26	1,108,390
340,000	Virgin Media Finance PLC, Term Loan K, 1 Mo. LIBOR + 2.50%, 0.00% Floor	3.75%	01/31/26	339,789

				2,183,574

	Casinos & Gaming – 16.6%
326,563	Amaya Holdings B.V., 2nd Lien TL, 3 Mo. LIBOR + 7.00%, 1.00% Floor	8.33%	07/31/22	326,563
12,553,221	Amaya Holdings B.V., Term Loan B, 3 Mo. LIBOR + 3.50%,
	1.00% Floor	4.83%	08/01/21	12,614,732
11,551,810	Caesars Entertainment Resort Properties LLC, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.85%	10/04/20	11,544,648
10,359,857	Caesars Growth Partners LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.10%	05/08/21	10,357,681
9,400,000	Caesars Resorts Collection, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.12%	09/28/24	9,447,000
4,294,914	CityCenter Holdings LLC, Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	3.85%	04/15/24	4,312,652

See Notes to Financial Statements	Page 7

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Casinos & Gaming (Continued)
$1,744,924	Golden Nugget, Term Loan B, 2 Mo. LIBOR + 3.25%, 0.75% Floor	4.55%	10/04/23	$1,757,522
378,846	MGM Growth Properties Operating Partnership L.P., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.60%	04/25/23	380,335
331,667	Penn National Gaming, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	3.85%	01/19/24	333,119
3,543,741	Station Casinos, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	3.82%	06/08/23	3,550,190
7,655,280	VICI Properties (Caesars), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	4.75%	10/15/22	7,652,524

				62,276,966

	Coal & Consumable Fuels – 0.4%
1,041,688	Arch Coal, Inc., Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%	03/07/24	1,048,636
448,804	Peabody Energy Corp., Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.85%	03/31/22	452,731

				1,501,367

	Commercial Printing – 0.1%
189,000	Multi-Color Corp., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.60%	11/01/24	190,102

	Construction Materials – 0.2%
606,012	Summit Materials, Inc., Term Loan B, 2 Mo. LIBOR + 2.25%, 0.00% Floor	3.60%	11/10/24	609,423

	Diversified Chemicals – 0.1%
368,421	Ineos US Finance LLC, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.35%	03/31/24	368,716

	Diversified Support Services – 1.0%
1,336,999	Brickman Group Holdings, Inc., Initial Term Loan (First Lien), 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.28%	12/18/20	1,342,013
7,871	Brickman Group Holdings, Inc., Initial Term Loan (First Lien), 2 Mo. LIBOR + 3.00%, 1.00% Floor	4.31%	12/18/20	7,901
1,639,388	Brickman Group Holdings, Inc., Initial Term Loan (First Lien), 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.38%	12/18/20	1,645,535
788,774	Brickman Group Holdings, Inc., Second Lien Term Loan, 1 Mo. LIBOR + 6.50%, 1.00% Floor	7.78%	12/18/21	791,488

				3,786,937

	Education Services – 0.1%
244,397	Bright Horizons Family Solutions, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.60%	11/03/23	244,947

	Electric Utilities – 4.2%
372,188	Dayton Power & Light Co., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor	4.60%	08/24/22	372,887
15,490,332	Energy Future Intermediate Holding Co., DIP Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.28%-4.35%	06/28/18	15,537,423

				15,910,310

	Environmental & Facilities Services – 0.7%
1,108,441	PSSI (Packers Holdings LLC), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.74%	11/16/24	1,111,911
1,368,307	WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan (First Lien), 3 Mo. LIBOR + 3.75%, 1.00% Floor	5.08%	01/15/21	1,377,721

				2,489,632

Page 8	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Food Distributors – 0.5%
$1,625	TKC Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.60%	01/31/23	$1,642
645,125	TKC Holdings, Inc., Term Loan B, 2 Mo. LIBOR + 4.25%, 1.00% Floor	5.67%	01/31/23	651,983
1,185,000	US Foods, Inc., Term Loan B, 2 Mo. LIBOR + 2.50%, 0.00% Floor	3.85%	06/27/23	1,190,925

				1,844,550

	Food Retail – 2.8%
4,959,429	Albertsons LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%, 0.75% Floor	4.33%	12/21/22	4,817,639
5,763,773	Albertsons LLC, Term Loan B6, 3 Mo. LIBOR + 3.00%, 0.75% Floor	4.46%	06/22/23	5,598,064

				10,415,703

	Health Care Equipment – 1.7%
3,056,180	DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial Term Loan , 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%	06/08/20	3,025,618
3,127,770	DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial Term Loan , 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.59%	06/08/20	3,096,493
199,500	Kinetic Concepts, Inc. (Acelity L.P., Inc.), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.58%	01/31/24	198,794

				6,320,905

	Health Care Facilities – 6.0%
1,073,103	Acadia Healthcare Co., Inc., Term Loan B1, 1 Mo. LIBOR + 2.75%, 0.75% Floor	4.10%	02/11/22	1,079,810
1,228,125	Acadia Healthcare Co., Inc., Term Loan B2, 1 Mo. LIBOR + 2.75%, 0.75% Floor	3.99%	02/16/23	1,234,266
9,073,597	CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.48%	01/27/21	8,681,709
1,305,366	Concentra, Inc. (MJ Acquisition Corp.), Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.32%	06/01/22	1,312,715
369	Concentra, Inc. (MJ Acquisition Corp.), Term Loan B, Prime + 2.00%	6.25%	06/01/22	371
6,585,268	Kindred Healthcare, Inc., New Term Loan, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.88%	04/09/21	6,597,648
3,679,017	National Veterinary Associates (NVA Holdings, Inc.), Term Loan B2, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.83%	08/14/21	3,702,011

				22,608,530

	Health Care Services – 10.8%
4,167,971	21st Century Oncology, Inc., Tranche B Term Loan, 3 Mo. LIBOR + 6.13%, 1.00% Floor (f)	7.47%	04/30/22	3,910,932
290,133	Air Medical Group, New Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.56%	09/30/24	291,511
1,817,084	Air Methods Corp. (ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.83%	04/30/24	1,813,450
3,828,005	CareCore National LLC, Term Loan B, 1 Mo. LIBOR + 4.00%, 1.00% Floor	5.35%	03/06/21	3,832,790
3,955	CHG Healthcare Services, Inc., Term Loan B, 2 Mo. LIBOR + 3.25%, 1.00% Floor	4.56%	06/07/23	3,969
1,554,473	CHG Healthcare Services, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.63%	06/07/23	1,559,820
9,205	Curo Health Services Holdings, Inc., Term Loan B, 2 Mo. LIBOR + 4.00%, 1.00% Floor	5.35%	02/05/22	9,198

See Notes to Financial Statements	Page 9

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)		Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Services (Continued)
$3,589,421	Curo Health Services Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 1.00% Floor	5.41%		02/05/22	$3,586,729
6,573	DuPage Medical Group, Initial Term Loans, 1 Mo. LIBOR + 3.00%, 0.75% Floor	4.36%		08/15/24	6,582
2,622,793	DuPage Medical Group, Initial Term Loans, 3 Mo. LIBOR + 3.00%, 0.75% Floor	4.42%		08/15/24	2,626,071
5,745,237	Envision Healthcare Corp. (Emergency Medical Services Corp.), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.75% Floor	4.35%		12/01/23	5,756,038
660,013	ExamWorks Group, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%		07/27/23	663,590
4,611,147	Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan (First Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.57%		07/01/21	3,876,268
2,331,429	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%		06/30/24	2,295,012
5,253,600	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.10%		02/06/24	5,132,137
5,311,595	U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.58%		12/30/22	5,169,510

					40,533,607

	Health Care Supplies – 0.1%
412,819	ConvaTec, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	3.58%		10/31/23	413,979

	Health Care Technology – 0.7%
597,000	Change Healthcare Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.10%		03/01/24	598,343
2,041,346	Cotiviti Corp., Term Loan B, 3 Mo. LIBOR + 2.50%, 0.00% Floor	3.84%		09/28/23	2,051,552

					2,649,895

	Hotels, Resorts & Cruise Lines – 0.5%
1,425,627	Extended Stay America (ESH Hospitality, Inc.), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.60%		08/30/23	1,427,609
446,625	Four Seasons Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	3.85%		11/30/23	448,671

					1,876,280

	Household Appliances – 0.7%
2,351,186	Traeger Grills, Closing Date Term Loan, 3 Mo. LIBOR + 5.00%, 1.00% Floor	6.33%		09/30/24	2,368,820
368,814	Traeger Grills, Delayed Draw Term Loan (d)	2.50	% (e)	09/30/24	371,580

					2,740,400

	Human Resource & Employment Services – 0.3%
997,500	Tempo Acquisition, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.35%		05/01/24	995,315

	Hypermarkets & Super Centers – 2.6%
8,338,310	BJ’s Wholesale Club, Inc., 1st Lien Term Loan, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.74%		01/31/24	8,199,977
1,451,165	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 7.50%, 1.00% Floor	8.74%		01/26/25	1,411,867

					9,611,844

Page 10	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Independent Power Producers & Energy Traders – 0.5%
$1,955,000	Calpine Corp., Term Loan B5, 3 Mo. LIBOR + 2.75%, 0.75% Floor	4.09%	01/16/24	$1,956,232

	Industrial Conglomerates – 0.0%
116,279	Accudyne Industries, Term Loan B, 3 Mo. LIBOR + 3.75%, 1.00% Floor	5.08%	08/15/24	116,764

	Industrial Machinery – 0.3%
1,167,195	Douglas Dynamics LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.35%	12/31/21	1,172,307

	Insurance Brokers – 3.1%
10,867	HUB International Ltd., Initial Term Loan (New), 2 Mo. LIBOR + 3.00%, 1.00% Floor	4.35%	10/02/20	10,910
4,203,499	HUB International Ltd., Initial Term Loan (New), 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.41%	10/02/20	4,220,313
2,110,933	National Financial Partners Corp., Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.85%	01/08/24	2,120,179
5,428,052	USI, Inc. (Compass Investors, Inc.), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.35%	05/15/24	5,413,342

				11,764,744

	Integrated Telecommunication Services – 3.1%
6,893,480	Century Link (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.10%	01/31/25	6,596,233
5,257,688	Numericable U.S. LLC (Altice France S.A.), Term Loan B12, 3 Mo. LIBOR + 3.00%, 0.00% Floor	4.35%	01/06/26	5,126,246

				11,722,479

	Leisure Facilities – 2.4%
5,790,000	ClubCorp Club Operations, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 0.00% Floor	4.59%	08/31/24	5,800,364
2,362,216	Planet Fitness Holdings LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.75% Floor	4.35%	03/31/21	2,374,027
770,864	Planet Fitness Holdings LLC, Term Loan B, 3 Mo. LIBOR + 3.00%, 0.75% Floor	4.33%	03/31/21	774,718

				8,949,109

	Life Sciences Tools & Services – 4.4%
2,155,796	Immucor, Inc., Term Loan B First Lien, 2 Mo. LIBOR + 5.00%, 1.00% Floor	6.31%	07/30/21	2,186,344
7,432,122	Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.), Initial Term Loan, 3 Mo. LIBOR + 3.75%, 1.00% Floor	5.08%	06/30/21	7,446,095
194,000	Parexel, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.75% Floor	4.35%	08/31/24	195,051
2,028,543	Pharmaceutical Product Development, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.10%	08/18/22	2,031,545
2,257,608	Pharmaceutical Product Development, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	4.08%	08/18/22	2,260,949
2,439,273	Sterigenics International (STHI Intermediate Holding Corp.), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.35%	05/15/22	2,434,711

				16,554,695

	Managed Health Care – 5.1%
1,932,000	Davis Vision/Superior Vision (Wink Holdco), Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.49%	11/02/24	1,941,660

See Notes to Financial Statements	Page 11

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)

	Managed Health Care (Continued)
$17,322,739	MultiPlan, Inc. (MPH Acquisition Holdings LLC), Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.33%	06/07/23	$17,330,881

				19,272,541

	Metal & Glass Containers – 0.8%
1,904,434	Berlin Packaging LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.50%-4.60%	10/01/21	1,916,870
1,138,927	Berlin Packaging LLC, Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.59%	10/01/21	1,146,364

				3,063,234

	Movies & Entertainment – 1.7%
383,767	AMC Entertainment, Inc., 2016 Incremental Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.50%	12/15/23	383,287
277,667	AMC Entertainment, Inc., Initial Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.50%	12/15/22	278,361
992,500	Creative Artists Agency LLC (CAA Holdings LLC), Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.75%	02/15/24	1,001,184
4,643,413	Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD) Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.35%	02/01/24	4,666,630

				6,329,462

	Oil & Gas Exploration & Production – 0.3%
944,563	American Energy Marcellus Holdings LLC (Ascent Resources - Marcellus LLC), Initial Loan (First Lien), 2 Mo. LIBOR + 4.25%, 1.00% Floor (g)	5.49%	08/04/20	708,422
1,888,889	American Energy Marcellus Holdings LLC (Ascent Resources - Marcellus LLC), Initial Loan (Second Lien), 3 Mo. LIBOR + 7.50%, 1.00% Floor (g)	8.74%	08/04/21	122,778
1,000,000	Fieldwood Energy LLC, Closing Date Loan (Second Lien), 3 Mo. LIBOR + 7.13%, 1.25% Floor	8.46%	09/30/20	347,500

				1,178,700

	Other Diversified Financial Services – 2.1%
3,863,684	First Data Corp., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.56%	04/26/24	3,862,988
748,790	iPayment, Inc., Term Loan, 3 Mo. LIBOR + 6.00%, 1.00% Floor	7.35%	04/11/23	754,406
3,160,000	Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.10%	07/01/23	3,179,244

				7,796,638

	Packaged Foods & Meats – 3.5%
5,445,000	Amplify Snack Brands, Inc., Term Loan B, 1 Mo. LIBOR + 5.50%, 1.00% Floor	6.75%	08/31/23	5,254,425
299,250	Blue Buffalo Company, Ltd., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.35%	05/22/24	300,372
7,658,682	New HB Acquisition LLC (Hostess), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.60%	08/03/22	7,666,340

				13,221,137

	Paper Packaging – 3.5%
13,264,010	Reynolds Group Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.10%	02/05/23	13,323,035

	Pharmaceuticals – 8.6%
1,682,692	Akorn, Inc., Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.63%	04/16/21	1,686,899

Page 12	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)

	Pharmaceuticals (Continued)
$3,546,061	Amneal Pharmaceuticals LLC, Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.83%	11/01/19	$3,558,260
1,964,837	Catalent Pharma Solutions, Inc., Term Loan B, 2 Mo. LIBOR + 2.25%, 1.00% Floor	3.60%	05/20/24	1,973,443
5,250,501	Concordia Healthcare Corp., Initial Dollar Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor (f)	5.60%	10/21/21	4,203,708
7,884,914	Endo Pharmaceuticals Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor	5.63%	04/29/24	7,931,356
4,458,121	Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.56%	03/29/24	4,473,457
8,281,854	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.75%	04/01/22	8,391,588

				32,218,711

	Property & Casualty Insurance – 0.3%
1,200,000	Sedgwick Claims Management Services, Inc., Initial Loan (Second Lien), 1 Mo. LIBOR + 5.75%, 0.75% Floor	7.10%	02/28/22	1,210,500

	Real Estate Services – 0.4%
1,598,000	DTZ Worldwide LTD., 2015-1 Additional Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.58%-4.73%	11/04/21	1,570,035

	Research & Consulting Services – 4.1%
4,995,907	Acosta, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%	09/26/21	4,347,838
17,334	Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 2 Mo. LIBOR + 3.25%, 1.00% Floor	4.56%	07/23/21	16,825
6,708,229	Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.63%	07/23/21	6,511,208
4,626,750	Information Resources, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.62%	01/18/24	4,653,724

				15,529,595

	Restaurants – 4.7%
8,341,454	Portillo’s Holdings LLC, Second Lien Term Loan, 3 Mo. LIBOR + 8.00%, 1.00% Floor	9.33%	08/15/22	8,404,015
7,874,850	Portillo’s Holdings LLC, Term B Loan (First Lien), 3 Mo. LIBOR + 4.50%, 1.00% Floor	5.83%	08/02/21	7,953,599
1,247,143	Red Lobster Management LLC, Initial Term Loan (First Lien), 1 Mo. LIBOR + 5.25%, 1.00% Floor	6.60%	07/28/21	1,250,261

				17,607,875

	Security & Alarm Services – 0.3%
1,194,036	Garda World Security Corp., Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.97%	05/26/24	1,197,319
3,007	Garda World Security Corp., Term Loan B, Prime + 2.50%	6.75%	05/26/24	3,016

				1,200,335

	Semiconductors – 1.2%
2,482,398	Micron Technology, Inc., Term Loan B, 2 Mo. LIBOR + 2.00%, 0.00% Floor	3.39%	04/26/22	2,501,637
2,014,577	Western Digital Corp., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.31%	04/29/23	2,019,391

				4,521,028

See Notes to Financial Statements	Page 13

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Specialized Consumer Services – 1.5%
$3,809,082	Asurion LLC, Replacement TL B-5, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.35%	11/03/23	$3,822,756
500,000	Asurion LLC, Term Loan (Second Lien) 2017, 1 Mo. LIBOR + 6.00%, 0.00% Floor	7.35%	07/31/25	512,625
1,426,189	Asurion LLC, Term Loan B4, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.10%	08/04/22	1,432,137

				5,767,518

	Specialized Finance – 3.2%
8,976,990	AlixPartners, Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	4.08%	04/29/24	9,013,167
2,984,366	Duff & Phelps Corp., Restatement Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.61%	10/05/24	2,985,291

				11,998,458

	Specialty Chemicals – 0.6%
948,000	H.B. Fuller, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.53%	10/31/24	951,422
1,168,322	Platform Specialty Products Corp. (fka: Macdermid, Inc.), Term Loan B6, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.35%	06/07/23	1,174,164

				2,125,586

	Specialty Stores – 0.8%
654,660	Party City Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.75% Floor	4.34%	08/19/22	655,125
251,509	Party City Holdings, Inc., Term Loan B, 6 Mo. LIBOR + 3.00%, 0.75% Floor	4.58%	08/19/22	251,688
3,764,007	Toys “R” US-Delaware, Inc., Term B-2 Loan, Prime + 2.75% (f)	7.00%	05/25/18	1,246,150
1,991,346	Toys “R” US-Delaware, Inc., Term B4 Loan, Prime + 7.75% (f)	12.00%	04/25/20	1,008,338

				3,161,301

	Systems Software – 8.4%
747,200	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.57%	09/13/24	754,463
511,161	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 7.00%, 1.00% Floor	8.32%	09/13/25	525,345
1,672,758	Avast Software B.V. (Sybil Software LLC), Refinancing Dollar Term Loans, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.06%	09/30/23	1,682,510
14,584,990	BMC Software Finance, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor	5.10%	09/10/22	14,598,262
6,267,126	Compuware Corp., Term Loan B3, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.63%	12/15/21	6,324,595
2,790,340	Misys Financial Software Ltd. (Almonde, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.98%	05/15/24	2,786,657
673,429	Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%	04/24/22	660,802
4,073,892	Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.60%	06/30/23	4,095,524

				31,428,158

	Technology Hardware, Storage & Peripherals – 2.9%
10,730,654	Dell, Inc. (Diamond 1 Finance Corp.), Term Loan B, 1 Mo. LIBOR + 2.00%, 0.75% Floor	3.35%	09/07/23	10,733,122

	Trading Companies & Distributors – 0.2%
718,200	Avolon Holding Ltd., Term Loan B2, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.53%	04/03/22	718,229

	Total Senior Floating-Rate Loan Interests			508,856,886

	(Cost $517,800,375)

Page 14	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 6.3%
	Cable & Satellite – 0.5%
$1,022,000	Altice US Finance I Corp. (h)	5.50%	05/15/26	$1,037,330
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp.	5.75%	01/15/24	1,038,750

				2,076,080

	Casinos & Gaming – 2.4%
2,857,000	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance, Inc.	8.00%	10/01/20	2,928,425
630,000	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance, Inc.	11.00%	10/01/21	670,950
4,900,000	Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc.	9.38%	05/01/22	5,277,300

				8,876,675

	Health Care Facilities – 2.9%
4,100,400	CHS/Community Health Systems, Inc.	8.00%	11/15/19	3,685,235
350,000	CHS/Community Health Systems, Inc.	6.88%	02/01/22	212,625
1,000,000	Select Medical Corp.	6.38%	06/01/21	1,030,000
800,000	Tenet Healthcare Corp.	6.00%	10/01/20	843,000
2,771,000	Tenet Healthcare Corp. (h)	7.50%	01/01/22	2,933,796
2,136,000	Tenet Healthcare Corp.	8.13%	04/01/22	2,122,650

				10,827,306

	Life Sciences Tools & Services – 0.5%
1,916,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A. (h)	6.63%	05/15/22	1,906,420

	Total Corporate Bonds and Notes			23,686,481

	(Cost $23,824,988)

FOREIGN CORPORATE BONDS AND NOTES (c) – 1.6%
	Cable & Satellite – 0.1%
272,000	Ziggo Secured Finance B.V. (h)	5.50%	01/15/27	275,142

	Metal & Glass Containers – 0.1%
504,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (h)	4.25%	09/15/22	516,537

	Pharmaceuticals – 1.4%
4,871,000	Valeant Pharmaceuticals International, Inc. (h)	5.38%	03/15/20	4,840,556
500,000	Valeant Pharmaceuticals International, Inc. (h)	5.50%	11/01/25	508,800

				5,349,356

	Total Foreign Corporate Bonds and Notes			6,141,035

	(Cost $6,072,652)

Shares	Description	Value
COMMON STOCKS (c) – 0.5%
	Commodity Chemicals – 0.0%
20	LyondellBasell Industries N.V., Class A	2,094

	Electric Utilities – 0.5%
106,607	Vistra Energy Corp. (i)	2,014,872

	Total Common Stocks	2,016,966

	(Cost $1,647,078)

RIGHTS (c) – 0.0%
	Electric Utilities – 0.0%
106,607	Vistra Energy Corp. (i)	99,464

See Notes to Financial Statements	Page 15

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

Shares	Description	Value
RIGHTS (c) (Continued)
	Electric Utilities (Continued)
175,375	Vistra Energy Corp. Claim (i) (j) (k)	$0

		99,464

	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust (i) (j) (k) (l)	0
1	New Millennium Holdco, Inc., Lender Claim Trust (i) (j) (k) (l)	0

		0

	Total Rights	99,464

	(Cost $185,230)

WARRANTS (c) – 0.0%
	Broadcasting – 0.0%
1,449	Cumulus Media, Inc. (f) (i) (j) (m)	0

	(Cost $0)

MONEY MARKET FUNDS (c) – 2.0%
7,372,039	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional Class - 0.98% (n)	7,372,039

	(Cost $7,372,039)
	Total Investments – 145.9%	548,172,871
	(Cost $556,902,362) (o)
	Outstanding Loans – (43.4)%	(163,000,000)
	Net Other Assets and Liabilities – (2.5)%	(9,553,990)

	Net Assets – 100.0%	$375,618,881

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	Delayed Draw Loan (See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).
(e)	Represents commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.
(f)	This issuer has filed for protection in federal bankruptcy court.
(g)	This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.
(h)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (“Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2017, securities noted as such amounted to $12,018,581 or 3.2% of net assets.
(i)	Non-income producing security.
(j)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2017, securities noted as such are valued at $0 or 0.0% of net assets.
(k)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(l)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(m)	This security is restricted and cannot be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration (see Note 2D - Restricted Securities in the Notes to the Financial Statements).

Page 16	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

(n)	Rate shown reflects yield as of November 30, 2017.
(o)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of November 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,680,378 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $11,409,869. The net unrealized depreciation was $8,729,491.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of November 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 11/30/2017		Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$508,856,886		$—	$508,856,886			$—
Corporate Bonds and Notes*	23,686,481		—	23,686,481			—
Foreign Corporate Bonds and Notes*	6,141,035		—	6,141,035			—
Common Stocks*	2,016,966		2,016,966	—			—
Rights:
Electric Utilities	99,464		—	99,464			—**
Life Sciences Tools & Services	—	**	—	—			—**

Total Rights	99,464		—	99,464			—**
Warrants*	—	**	—	—	**		—
Money Market Funds	7,372,039		7,372,039	—			—

Total Investments	$548,172,871		$9,389,005	$538,783,866		$	—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at November 30, 2017.

Level 3 Rights that are fair valued by the Advisor’s Pricing Committee are footnoted in the Portfolio of Investments. The Level 3 Rights values are based on unobservable and non-quantitative inputs. The Fund’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

See Notes to Financial Statements	Page 17

First Trust Senior Floating Rate Income Fund II (FCT)

Portfolio of Investments (Continued)

November 30, 2017 (Unaudited)

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at May 31, 2017
Senior Floating-Rate Loan Interests	$90,379
Rights	—	**
Net Realized Gain (Loss)
Senior Floating-Rate Loan Interests	(19,479)
Rights	—
Net Change in Unrealized Appreciation/Depreciation
Senior Floating-Rate Loan Interests	104,498
Rights	—
Purchases
Senior Floating-Rate Loan Interests	—
Rights	—
Sales
Senior Floating-Rate Loan Interests	(175,398)
Rights	—
Transfers In
Senior Floating-Rate Loan Interests	—
Rights	—
Transfers Out
Senior Floating-Rate Loan Interests	—
Rights	—
Ending Balance at November 30, 2017
Senior Floating-Rate Loan Interests	—
Rights	—	**

Total Level 3 holdings	$—	**

**	Investment is valued at $0.

Page 18	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Statement of Assets and Liabilities

November 30, 2017 (Unaudited)

ASSETS:
Investments, at value (Cost $556,902,362)	$548,172,871
Cash	7,542
Receivables:
Investment securities sold	16,196,882
Interest	2,247,072
Prepaid expenses	6,500

Total Assets	566,630,867

LIABILITIES:
Outstanding loans	163,000,000
Payables:
Investment securities purchased	26,523,703
Unfunded loan commitments	811,779
Investment advisory fees	331,964
Interest and fees on loans	118,686
Administrative fees	118,125
Audit and tax fees	52,915
Legal fees	28,720
Custodian fees	11,290
Transfer agent fees	5,226
Printing fees	3,752
Trustees’ fees and expenses	3,020
Financial reporting fees	771
Other liabilities	2,035

Total Liabilities	191,011,986

NET ASSETS	$375,618,881

NET ASSETS consist of:
Paid-in capital	$473,585,523
Par value	266,970
Accumulated net investment income (loss)	(1,132,715)
Accumulated net realized gain (loss) on investments	(88,371,406)
Net unrealized appreciation (depreciation) on investments	(8,729,491)

NET ASSETS	$375,618,881

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.07

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	26,696,982

See Notes to Financial Statements	Page 19

First Trust Senior Floating Rate Income Fund II (FCT)

Statement of Operations

For the Six Months Ended November 30, 2017 (Unaudited)

INVESTMENT INCOME:
Interest	$13,236,797
Dividends	36
Other	389,807

Total investment income	13,626,640

EXPENSES:
Investment advisory fees	1,996,553
Interest and fees on loans	1,620,119
Administrative fees	197,937
Legal fees	63,749
Printing fees	49,235
Custodian fees	38,676
Audit and tax fees	37,900
Transfer agent fees	15,168
Trustees’ fees and expenses	8,669
Financial reporting fees	4,625
Other	30,396

Total expenses	4,063,027

NET INVESTMENT INCOME (LOSS)	9,563,613

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,420,010)
Net change in unrealized appreciation (depreciation) on investments	(3,277,139)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,697,149)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,866,464

Page 20	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Statements of Changes in Net Assets

	Six Months Ended 11/30/2017 (Unaudited)	Year Ended 5/31/2017
OPERATIONS:
Net investment income (loss)	$ 9,563,613	$ 20,738,542
Net realized gain (loss)	(1,420,010)	(3,792,004)
Net change in unrealized appreciation (depreciation)	(3,277,139)	11,725,535

Net increase (decrease) in net assets resulting from operations	4,866,464	28,672,073

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,545,308)	(20,842,660)
Return of capital	—	(1,217,056)

Total distributions to shareholders	(10,545,308)	(22,059,716)

Total increase (decrease) in net assets	(5,678,844)	6,612,357

NET ASSETS:
Beginning of period	381,297,725	374,685,368

End of period	$375,618,881	$381,297,725

Accumulated net investment income (loss) at end of period	$(1,132,715)	$(151,020)

COMMON SHARES:
Common Shares at end of period	26,696,982	26,696,982

See Notes to Financial Statements	Page 21

First Trust Senior Floating Rate Income Fund II (FCT)

Statement of Cash Flows

For the Six Months Ended November 30, 2017 (Unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,866,464
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(381,147,770)
Sales, maturities and paydowns of investments	365,695,624
Net amortization/accretion of premiums/discounts on investments	(270,734)
Net realized gain/loss on investments	1,420,010
Net change in unrealized appreciation/depreciation on investments	3,277,139
Changes in assets and liabilities:
Increase in interest receivable	(247,112)
Decrease in prepaid expenses	14,896
Decrease in interest and fees payable on loans	(137,262)
Decrease in investment advisory fees payable	(6,295)
Decrease in audit and tax fees payable	(22,285)
Decrease in legal fees payable	(19,179)
Decrease in printing fees payable	(23,585)
Increase in administrative fees payable	7,499
Decrease in custodian fees payable	(8,347)
Decrease in transfer agent fees payable	(11,677)
Increase in Trustees’ fees and expenses payable	146
Decrease in other liabilities payable	(1,172)

Cash used in operating activities		$(6,613,640)

Cash flows from financing activities:
Distributions to Common Shareholders from net investment income	(10,545,308)
Repayment of borrowings	(56,000,000)
Proceeds from borrowings	73,000,000

Cash provided by financing activities		6,454,692

Decrease in cash		(158,948)
Cash at beginning of period		166,490

Cash at end of period		$7,542

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,757,381

Page 22	See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

Financial Highlights

For a Common Share outstanding throughout each period

	Six Months Ended 11/30/2017	Year Ended May 31,
	(Unaudited)	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.28	$14.03		$14.71	$14.95	$15.14	$14.49

Income from investment operations:
Net investment income (loss)	0.36	0.78		0.83	0.87	0.84	1.01
Net realized and unrealized gain (loss)	(0.17)	0.30		(0.63)	(0.27)	(0.08)	0.64

Total from investment operations	0.19	1.08		0.20	0.60	0.76	1.65

Distributions paid to shareholders from:
Net investment income	(0.40)	(0.78)		(0.88)	(0.84)	(0.95)	(1.03)
Return of capital	—	(0.05)		—	—	—	—

Total distributions paid to Common Shareholders	(0.40)	(0.83)		(0.88)	(0.84)	(0.95)	(1.03)

Premiums from shares sold in at the market offering	—	—		—	—	0.00 (a)	0.03

Net asset value, end of period	$14.07	$14.28		$14.03	$14.71	$14.95	$15.14

Market value, end of period	$12.91	$13.62		$13.05	$13.77	$14.00	$15.37

Total return based on net asset value (b)	1.50%	7.99%		2.36%	4.68%	5.35%	11.92%
Total return based on market value (b)	(2.36)%	10.89%		1.56%	4.64%	(2.82)%	14.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$375,619	$381,298		$374,685	$392,699	$399,021	$400,825
Ratio of total expenses to average net assets	2.15%	2.06%		1.79%	1.69%	1.80%	1.85%
Ratio of total expenses to average net assets excluding interest expense	1.29%	1.33%		1.27%	1.28%	1.36%	1.38%
Ratio of net investment income (loss) to average net assets	5.05%	5.47%		5.98%	5.96%	5.60%	6.77%
Portfolio turnover rate	47%	116	% (c)	43%	63%	90%	125%

Indebtedness:
Total loans outstanding (in 000’s)	$163,000	$146,000		$137,000	$159,000	$174,000	$174,000
Asset coverage per $1,000 of indebtedness (d)	$3,304	$3,612		$3,735	$3,470	$3,293	$3,304

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	The variation in the portfolio turnover rate is due to a significant increase in the refinancing of the Senior Floating-Rate Loan Interests held by the Fund during the year ended May 31, 2017.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements	Page 23

Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

1. Organization

First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FCT on the New York Stock Exchange (“NYSE”).

The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing primarily in a portfolio of senior floating-rate loan interests (“Senior Loans”)(1). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the fair market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of a security;
4)	the financial statements of the borrower/issuer;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Shares of open-end funds are valued at fair value which is based on NAV per share.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Corporate bonds, corporate notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:

1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Fixed-income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a

Notes to Financial Statements (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2017, is included with the Fund’s Portfolio of Investments.

B. Security Transactions and Investment Income

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below).

C. Unfunded Loan Commitments

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had unfunded delayed draw loan commitments, which are marked to market daily, of $811,779 as of November 30, 2017. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount.

Notes to Financial Statements (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

D. Restricted Securities

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2017, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for this issuer.

Security	Acquisition Date	Principal Values/Shares	Price	Carrying Cost	Value	%of Net Assets

Cumulus Media, Inc.	06/29/09	1,449	$—	$—	$—	0.00%

E. Dividends and Distributions to Shareholders

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains are earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2017 was as follows:

Distributions paid from:
Ordinary income	$20,842,660
Capital gain	—
Return of capital	1,217,056

As of May 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(86,825,520)
Net unrealized appreciation (depreciation)	(5,729,248)

Total accumulated earnings (losses)	(92,554,768)
Other	—
Paid-in capital	473,852,493

Total net assets	$381,297,725

F. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2017, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.

Capital Loss Available Through 2018	Capital Loss Available Through 2019	Post-Enactment (No Expiration)	Total Capital Loss Available
$68,278,827	$4,665,052	$13,394,727	$86,338,606

At the taxable year ended May 31, 2017, the Fund had $25,585,953 of pre-enactment capital loss carryforward that expired.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended May 31, 2017, the Fund incurred and elected to defer net ordinary and capital losses as follows:

Qualified Late Year Losses:
Ordinary Losses	$—
Capital Losses	486,914

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of November 30, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

G. Expenses

The Fund will pay all expenses directly related to its operations.

H. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records.

Notes to Financial Statements (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2017, were $259,552,261 and $252,885,978, respectively.

5. Borrowings

The Fund has a credit agreement with The Bank of Nova Scotia (“Scotia”) that provides a secured line of credit for the Fund. The maximum commitment amount is $170,000,000. The borrowing rate is the applicable LIBOR rate plus 85 basis points. Under the credit agreement, the Fund pays a commitment fee of 0.25% when the loan balance is less than 75% of the maximum commitment. The average amount outstanding under the facility for the six months ended November 30, 2017 was $153,207,650, with the average weighted average interest rate of 1.94%. As of November 30, 2017, the Fund had five loans outstanding under the facility totaling $163,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the six months ended November 30, 2017 were 2.20% and 1.65%, respectively. The weighted average interest rate at November 30, 2017 was 2.14%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.

Prior to July 7, 2017, the Fund had a Revolving Credit and Security Agreement with Liberty Street Funding LLC as conduit lender and Scotia as secondary lender and agent for the secured parties under the agreement. Under the terms of the agreement, the loans bore interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. The Fund also paid a utilization fee at a per annum rate of 0.3625% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.3625% of the daily average of the total commitment in effect during the preceding calendar month and (ii) 1.02.

6. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Litigation

The Fund has been named as a defendant in litigation pending in the Bankruptcy Court for the Southern District of New York as part of the General Motors bankruptcy case. The plaintiff, the Motors Liquidation Company Avoidance Action Trust, is an entity formed under the bankruptcy plan of reorganization to prosecute “avoidance” actions such as preference actions. The lawsuit arises from years of ancillary litigation concerning whether the former holders of a term loan to General Motors (“GM”), for which JP Morgan acted as agent, lost their lien on GM collateral when a Uniform Commercial Code release was mistakenly filed terminating their interest in certain collateral securing the term loan. On January 21, 2015, the federal appeals court in New York ruled that the term lenders’ collateral interest was, indeed, terminated.

By virtue of the federal appellate court’s decision, all of the former holders of the term loan, including the Fund, are now being sued in the bankruptcy court in New York for the avoidance and return of certain payments they received both before and after the GM bankruptcy filing. The bankruptcy court lawsuit is premised on the assertion that the term lenders received payments on account of their status as fully secured creditors when in fact they should not have received the payments because they were not in fact secured.

Notes to Financial Statements (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

The Fund was first served following the filing of the First Amended Complaint on May 20, 2015. The payments which were received by the Fund in 2009 and which the plaintiff seeks to recover from the Fund total $8,057,298.44. The Fund has engaged counsel to assist with its defense of this matter. Based on the current status of the litigation, the Fund cannot predict the outcome of the litigation at this time or the impact to Fund net assets, if any.

8. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at https://www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at https://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at

Additional Information (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

https://www.ftportfolios.com; (3) on the SEC’s website at https://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Submission of Matters to a Vote of Shareholders

The Fund held its Annual Meeting of Shareholders (“Annual Meeting”) on September 11, 2017. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Erickson was 23,317,740, the number of votes against Mr. Erickson was 341,085, and the number of broker non-votes was 3,038,157. The number of votes cast in favor of Mr. Kadlec was 23,343,134, the number of votes against Mr. Kadlec was 315,691, and the number of broker non-votes was 3,038,157. James A. Bowen, Robert F. Keith, and Niel B. Nielson are the other current and continuing Trustees.

Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.

Credit Risk: Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in “high yield” or “junk” debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

High-Yield Securities Risk: The Fund may invest up to 100% of its Managed Assets in lower grade debt securities, which may also be referred to as below investment grade debt securities. The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be “high-yield” securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. A reduction in an issuer’s creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The high yield securities in which the Fund invests are not listed on a national securities exchange. Due to the smaller, less liquid market for the high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high-yield securities may have a greater risk of default than other types of securities.

Interest Rate Risk: The Fund’s portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Investment and Market Risk: An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares’ return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage

Additional Information (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

Liquidity Risk: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Pre-payment Risk: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Reinvestment Risk: Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Restricted Securities Risk: The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Second Lien Loan Risk: A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the Borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the Borrower generally have greater price volatility than those loans with a higher priority and may be less liquid. However, second lien loans often pay interest at higher rates than first lien loans reflecting such additional risks.

Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than first lien loans, since cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to higher priority secured obligations of the Borrower. Second lien loans also share the same risks of other below investment grade debt instruments (which are commonly referred to as “junk” or “high yield” securities). See “Risks – High Yield Securities Risk.”

Senior Loan Risk: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the Senior Loan is acquired

Additional Information (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

or may decline below the principal amount of the Senior Loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

Investment Management Agreement

Board Considerations Regarding Approval of Continuation of Investment Management Agreement

The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “MPI Peer Group”), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective as well as from the perspective of the Fund’s shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments and considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates

Additional Information (Continued)

First Trust Senior Floating Rate Income Fund II (FCT)

November 30, 2017 (Unaudited)

charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; and (iii) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was below the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to that of two benchmark indexes. In reviewing the Fund’s performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the three-year period and underperformed the MPI Peer Group average for the one- and five-year periods ended December 31, 2016. The Board also noted that the Fund outperformed both benchmark indexes for the one-, three- and five-year periods ended December 31, 2016. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2016 and the Fund’s average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with its management of the Fund’s portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

ADMINISTRATOR,

FUND ACCOUNTANT, AND

CUSTODIAN

The Bank of New York Mellon

101 Barclay Street, 20th Floor

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate Income Fund II

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	February 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	February 2, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	February 2, 2018

* Print the name and title of each signing officer under his or her signature.